EXHIBIT 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Audit Committee of the Board of Directors and Shareholders of Harmony Merger Corp.

We have audited the accompanying balance sheet of Harmony Merger Corp. (the “Company”) as of March 27, 2015. The balance sheet is the responsibility of the Company’s management. Our responsibility is to express an opinion on the balance sheet based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Harmony Merger Corp., as of March 27, 2015, in conformity with accounting principles generally accepted in the United States of America.

/s/ Marcum LLP

Marcum LLP
New York, NY
April 2, 2015

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Harmony Merger Corp.

Balance Sheet

As of March 27, 2015

ASSETS
Current assets:
Cash and cash equivalents	$878,701
Prepaid expense	152,600
Total current assets	1,031,301

Non current prepaid expense	45,000
Cash and cash equivalents held in trust	117,300,000
Total assets	$118,376,301

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Offering costs payable	$17,259
Accounts payable	135,345
Advances from stockholders	75,674
Note payable to stockholder	50,000
Total current liabilities	278,278

Deferred underwriting fee payable	4,325,000
Total liabilities	4,603,278

Commitments

Common stock, subject to possible conversion (10,585,784 shares at conversion value)	107,974,997

Stockholders’ equity
Preferred stock, $.0001 par value; 1,000,000 authorized; none outstanding	-
Common stock, $.0001 par value; Authorized 27,500,000 shares, 4,498,966 issues and outstanding (excluding 10,585,784 shares subject to possible conversion)	450
Additional paid-in capital	5,799,448
Accumulated deficit	(1,872)
Total stockholders’ equity	5,798,026
Total liabilities and stockholders’ equity	$118,376,301

See accompanying Notes to Balance Sheet

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Harmony Merger Corp.

Notes to the Financial Statements

Note 1 —Organization and Plan of Business Operations

Harmony Merger Corp. (the “Company”) was incorporated in Delaware on May 21, 2014 as a blank check company whose objective is to acquire, through a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination, one or more businesses or entities (a “Business Combination”).

The accompanying financial statements are presented in U.S. dollars and have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) and pursuant to the accounting and disclosure rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”).

At March 27, 2015, the Company had not yet commenced any operations. All activity through March 27, 2015 relates to the Company’s formation and the offering described below.

The registration statement for the Company’s initial public offering was declared effective on March 23, 2015. The Company consummated a public offering of 11,500,000 units on March 27, 2015 (the “Offering”), including the exercise of the over-allotment option (“Overallotment”) of 1,500,000 units, generating gross proceeds of $115,000,000 and net proceeds of $112,489,895 after deducting $2,510,105 of transaction costs (up to an additional $4,325,000 of deferred underwriting expenses may be paid upon the completion of a business combination), which is discussed in Note 3. In addition, the Company generated gross and net proceeds of $5,585,000 from the private placement (the “Private Placement”) to certain of the initial stockholders of the Company (“Initial Stockholders”) and Cantor Fitzgerald & Co., the representative of the underwriters in the Offering (“Cantor”), which is described in Note 4. The units sold pursuant to the Offering (“Units”) and the Private Placement (“Private Units”) were sold at an offering price of $10.00 per Unit.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering and Private Placement, although substantially all of the net proceeds are intended to be generally applied toward consummating a Business Combination. The Company’s Units are listed on the Nasdaq Capital Market (“NASDAQ”). Pursuant to the NASDAQ listing rules, the Company’s initial Business Combination must be with a target business or businesses whose collective fair market value is at least equal to 80% of the balance in the trust account at the time of the execution of a definitive agreement for such Business Combination, although this may entail simultaneous acquisitions of several target businesses. There is no assurance that the Company will be able to effect a Business Combination successfully.

Following the closing of the Offering and the Private Placement on March 27, 2015, an amount of $117,300,000 (or $10.20 per share sold to the public in the Offering included in the Units (“Public Shares”)) from the sale of the Units and Private Units is being held in a trust account (“Trust Account”) and may be invested in money market funds meeting the applicable conditions of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, and that invest solely in U.S. treasuries or United States bonds, treasuries or notes having a maturity of 180 days or less. The $117,300,000 placed into the Trust Account may not be released until the earlier of (i) the consummation of the Company’s initial Business Combination and (ii) the Company’s failure to consummate a Business Combination within the prescribed time. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Additionally, the interest earned on the Trust Account balance may be released to the Company to pay the Company’s tax obligations. Placing funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, service providers, prospective target businesses or other entities it engages, execute agreements with the Company waiving any claim of any kind in or to any monies held in the Trust Account, there is no guarantee that such persons will execute such agreements.

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Harmony Merger Corp.

Notes to the Financial Statements

The Company, after signing a definitive agreement for the acquisition of a target business, is required to provide stockholders who acquired Public Shares in the Offering (“Public Stockholders”) with the opportunity to convert their Public Shares for a pro rata share of the Trust Account. In the event that stockholders owning approximately 92.05% or more of the Public Shares exercise their conversion rights described below, the Business Combination will not be consummated. The actual percentages, however, will only be able to be determined once a target business is located and the Company can assess all of the assets and liabilities of the combined company upon consummation of the proposed Business Combination, subject to the requirement that the Company must have at least $5,000,001 of net tangible assets upon close of such Business Combination. As a result, the actual percentages of shares that can be converted may be significantly lower than the above estimates. The Initial Stockholders have agreed to vote any shares they then hold in favor of any proposed Business Combination and will (with certain exceptions) waive any conversion rights with respect to these shares and the shares included in the Private Units pursuant to letter agreements executed in connection with the Offering.

In connection with any proposed Business Combination, the Company will seek stockholder approval of an initial Business Combination at a meeting called for such purpose at which Public Stockholders may seek to convert their Public Shares, regardless of whether they vote for or against the proposed Business Combination. If the Company seeks stockholder approval of an initial Business Combination, any Public Stockholder voting either for or against such proposed Business Combination will be entitled to demand that his Public Shares be converted into a full pro rata portion of the amount then in the Trust Account (initially $10.20 per share, plus any pro rata interest earned on the funds held in the Trust Account and not released to the Company to pay its taxes). Holders of warrants sold as part of the Units will not be entitled to vote on the proposed Business Combination and will have no conversion or liquidation rights with respect to their shares of common stock underlying such warrants.

The Company will consummate a Business Combination only if holders of less than approximately 92.05% of the Public Shares, subject to adjustment as described above, elect to convert their shares to a pro-rata portion of the amount held in the Trust Account and a majority of the outstanding shares of common stock voted, are voted in favor of the Business Combination. Notwithstanding the foregoing, the Amended and Restated Certificate of Incorporation of the Company provides that a Public Stockholder, together with any affiliate or other person with whom such Public Stockholder is acting in concert or as a “group” (within the meaning of Section 13 of the Securities Act of 1934, as amended), will be restricted from seeking conversion rights with respect to an aggregate of more than 20% of the Public Shares (but only with respect to the amount over 20% of the Public Shares). A “group” will be deemed to exist if Public Stockholders (i) file a Schedule 13D or 13G indicating the presence of a group or (ii) acknowledge to the Company that they are acting, or intend to act, as a group.

Pursuant to the Company’s Amended and Restated Certificate of Incorporation, if the Company is unable to complete its initial Business Combination by March 27, 2017, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining holders of common stock and the Company’s board of directors, dissolve and liquidate. If the Company is unable to consummate an initial Business Combination and is forced to redeem 100% of the outstanding public shares for a pro rata portion of the funds held in the Trust Account, each holder will receive a full pro rata portion of the amount then in the Trust Account, plus any pro rata interest earned on the funds held in the Trust Account and not released to the Company to pay any of its taxes. Holders of warrants will receive no proceeds in connection with the liquidation. The Initial Stockholders and the holders of Private Units will not participate in any redemption distribution with respect to their initial shares and Private Units, including the common stock included in the Private Units.

If the Company is unable to complete its initial Business Combination and expends all of the net proceeds of the Offering not deposited in the Trust Account, without taking into account any interest earned on the Trust Account, the Company expects that the initial per-share redemption price for common stock will be $10.20. The proceeds deposited in the Trust Account could, however, become subject to claims of the Company’s creditors that are in preference to the claims of the Company’s stockholders. In addition, if the Company is forced to file a bankruptcy case or an involuntary bankruptcy case is filed against it that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in its bankruptcy estate and subject to the claims of third parties with priority over the claims of the Company’s common stockholders. Therefore, the actual per-share redemption price may be less than $10.20.

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Harmony Merger Corp.

Notes to the Financial Statements

Eric S. Rosenfeld, the Company’s Chief Executive Officer, has agreed that he will be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduces the amount of funds in the Trust Account to below $10.20 per public share, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the indemnity of the underwriters of the Offering against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, Mr. Rosenfeld will not be responsible to the extent of any liability for such third party claims. Furthermore, he will not be personally liable to Public Stockholders and instead will only have liability to the Company. The Company has not independently verified whether Mr. Rosenfeld has sufficient funds to satisfy his indemnity obligations and, therefore, Mr. Rosenfeld may not be able to satisfy those obligations. The Company has not asked Mr. Rosenfeld to reserve for such eventuality. Accordingly, if the Company liquidates, the per-share distribution from the trust account could be less than $10.20 due to claims or potential claims of creditors.

Mr. Rosenfeld has also agreed to enter into an agreement in accordance with the guidelines of Rule 10b5-1of the Exchange Act, pursuant to which he will place limit orders for an aggregate of up to $500,000 of common stock of the Company commencing on the later of (1) two business days after a Form 8-K disclosing all material information relating to an initial Business Combination, and (2) 60 days after the termination of the “restricted period” in connection with Offering under Regulation M of the Exchange Act, and ending on the record date for the shareholder meeting at which such initial Business Combination is to be approved, or earlier in certain circumstances as described in the limit order agreement, which is referred to as the buyback period. These limit orders will require Mr. Rosenfeld to purchase any shares of common stock of the Company offered for sale (and not purchased by another investor) at or below a price equal to the per-share amount held in the Trust Account as reported in such Form 8-K, until the earlier of (1) the expiration of the buyback period or (2) the date such purchases reach $500,000 in total. The Company will provide at least 20 business days between the beginning of the buyback period and the record date for the shareholder meeting for such initial Business Combination. It is intended that the purchases will satisfy the conditions of Rule 10b-18(b) under the Exchange Act to the extent possible and the broker’s purchase obligation will otherwise be subject to applicable law, including Regulation M under the Exchange Act, which may prohibit or limit purchases pursuant to the limit order agreement in certain circumstances. Any shares purchased by Mr. Rosenfeld pursuant to this arrangement will be voted in favor of the proposed Business Combination. Additionally, Mr. Rosenfeld has agreed not to convert any buyback shares into the right to receive a pro rata portion of the funds held in the Trust Account or to transfer, assign or sell any buyback shares (except to the same permitted transferees as the insider shares and provided the transferees agree to the same transfer restrictions) until (A) the earlier of one year after the completion of an Initial Business combination and the date on which the closing price of common stock of the Company exceeds $12.50 for any 20 trading days within a 30-trading day period following the completion of an Initial Business combination with respect to 50% of the buyback shares and (B) one year after the completion of an Initial Business combination with respect to the remaining 50% of the buyback shares.

Note 2 — Significant Accounting Policies

Cash and Cash Equivalents

The Company considers all short-term investments with a maturity of three months or less when purchased to be cash equivalents. The Company maintains cash balances that at times may be uninsured or in deposit accounts that exceed Federal Deposit Insurance Corporation limits. The Company maintains its cash deposits with major financial institutions.

Cash and cash equivalents held in Trust Account

At March 27, 2015, the assets in the Trust Account were held in cash.

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Harmony Merger Corp.

Notes to the Financial Statements

Fair value of financial instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet, primarily due to their short-term nature.

Common stock subject to possible conversion

The Company accounts for its common stock subject to possible conversion in accordance with the guidance enumerated in ASC 480 “Distinguishing Liabilities from Equity”.   Common stock subject to mandatory conversion is classified as a liability instrument and is measured at fair value. Conditionally convertible common stock (including common stock that features conversion rights that are either within the control of the holder or subject to conversion upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s common stock features certain conversion rights that are considered by the Company to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly at March 27, 2015, the common stock subject to possible conversion is presented as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet.

Income Taxes

The Company accounts for income taxes under ASC 740 Income Taxes (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company is required to file income tax returns in the United States (federal) and in various state and local jurisdictions. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements. Since the Company was incorporated on May 21, 2014, the evaluation was performed for the 2014 tax year, which will be the only period subject to examination. The Company believes that its income tax positions and deductions would be sustained on audit and does not anticipate any adjustments that would result in a material change to its financial position.

The Company’s policy for recording interest and penalties associated with audits is to record such expense as a component of income tax expense. There were no amounts accrued for penalties or interest as of or during the period from May 21, 2014 (inception) through March 27, 2015. Management is currently unaware of any issues under review that could result in significant payments, accruals or material deviations from its position.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying balance sheet.

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Harmony Merger Corp.

Notes to the Financial Statements

Subsequent Events

Management has evaluated subsequent events to determine if events or transactions occurring through April 2, 2015, the date these financial statements were issued, require potential adjustment to or disclosure in the financial statements and has concluded that no subsequent events have occurred that would require recognition in the financial statements or disclosure in the notes to the financial statements.

Note 3 —Initial Public Offering

On March 27, 2015, the Company sold 11,500,000 Units at a price of $10.00 per unit in the Offering. Each Unit consists of one share of common stock and one warrant (“Warrant”) to purchase one share of common stock at a price of $11.50 per share. The Warrants are exercisable commencing on the later of 30 days after the Company’s completion of a Business Combination or March 23, 2016 and expiring five years from the completion of a Business Combination. The Company may redeem the Warrants at a price of $0.01 per Warrant upon 30 days’ notice, only in the event that the last sale price of the shares of common stock is at least $17.50 per share for any 20 trading days within a 30-trading day period ending on the third day prior to the date on which notice of redemption is given. If the Company redeems the Warrants as described above, it will have the option to require any holder that wishes to exercise his Warrant to do so on a “cashless basis.” In accordance with the warrant agreement relating to the Warrants sold in the Offering, the Company is only required to use its best efforts to file the registration statement covering the shares underlying the Warrants within 15 days after the closing of the Business Combination and to maintain the effectiveness of such registration statement. If a registration statement is not effective within 90 days following the consummation of a Business Combination, Warrant holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise Warrants on a cashless basis. If the Company is unable to consummate a Business Combination, the Company will redeem 100% of the Public Shares using the funds in the Trust Account as described in Note 1. In such event, the Warrants will be worthless.

Note 4 – Private Units

Simultaneously with the Offering, certain of the Initial Stockholders of the Company and Cantor purchased an aggregate of 558,500 Private Units at $10.00 per Private Unit (for an aggregate purchase price of $5,585,000) from the Company. All of the proceeds received from these purchases were placed in the Trust Account.

The Private Units will be identical to the Units sold in the Offering, except the Warrants included in the Private Units are non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the initial purchasers or their permitted transferees. In addition, for as long as any of the warrants underlying the Private Units are held by Cantor or its designees or affiliates, they may not be exercised after five years from the effective date of the registration statement relating to the Offering. Additionally the initial stockholders have agreed to vote the shares of common stock included therein in favor of any proposed Business Combination. All of the purchasers of the Private Units have agreed (i) not to convert any shares of common stock included therein into the right to receive cash from the Trust Account in connection with a stockholder vote to approve the proposed initial Business Combination and (ii) that the shares of common stock included therein shall not participate in any liquidating distribution upon winding up if a Business Combination is not consummated. Additionally, the holders have agreed not to transfer, assign or sell any of the Private Units or underlying securities (except to certain permitted transferees) until the completion of the initial Business Combination.

Note 5 — Notes Payable and Advance From Stockholders

The Company issued a $50,000 principal amount unsecured promissory note to Eric S. Rosenfeld, the Company’s Chief Executive Officer and an Initial Stockholder, on May 30, 2014. The note is non-interest bearing and payable on the earlier of (i) May 31, 2015, (ii) the consummation of the Offering or (iii) the date on which the Company determines not to proceed with the Offering. This loan became payable upon the consummation of the Offering, but as of March 27, 2015, it remains outstanding.

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Harmony Merger Corp.

Notes to the Financial Statements

In March 2015, Eric S. Rosenfeld and a company wholly owned by Mr. Rosenfeld advanced the Company an aggregate of $73,847 for the payment of offering costs. In addition, David D. Sgro, the Company’s Chief Operating Officer and an Initial Stockholder, advanced the Company an aggregate of $1,827 for the payment of offering costs. These advances were not repaid as of March 27, 2015.

Note 6 —Commitments

The Company has entered into an agreement with the underwriters of the Offering (“Underwriting Agreement”) that requires the Company to pay an underwriting discount of 2.0% of the gross proceeds of the Offering as an underwriting discount (excluding proceeds received from the exercise of the over-allotment option, on which the Company will not pay any upfront underwriting discount) and a deferred underwriting discount of up to 3.5% (or up to 5.5% on any proceeds received from the exercise of the over-allotment option) for an aggregate underwriting discount of up to 5.5% of the gross proceeds of the Offering. The Underwriting Agreement provides that up to $926,786 of the deferred underwriting discount may be payable to certain parties who are instrumental in advising the Company in connection with the closing of the Business Combination on either a contingent or non-contingent basis; provided, however that any portion of the deferred underwriting commission relating to an allocation made on a contingent basis where the contingency is not met shall not be paid to any party. The Underwriting Agreement provides that the deferred underwriting discount will only be payable if the Company successfully completes its initial Business Combination.

The Company has entered into an agreement with Canaccord Genuity Inc. (“Canaccord Genuity”) pursuant to which Canaccord Genuity will provide the Company with certain financial advisory services in connection with a preliminary review of potential merger and acquisition opportunities, or other services as reasonably requested by the Company and mutually agreeable by Canaccord Genuity, for a period of 18 months from the consummation of the Offering. In consideration of such services, the Company has agreed to pay Canaccord Genuity a fee of $135,000 in cash upon consummation of the Offering; however, as of the balance sheet date, this amount remained outstanding. The son of the Company’s Chief Executive Officer is an employee of Canaccord Genuity.

The Company presently occupies office space provided by an entity controlled by the Company’s Chairman and Chief Executive Officer. Such entity has agreed that until the Company consummates a Business Combination, it will make such office space, as well as general and administrative services including utilities and administrative support, available to the Company as may be required by the Company from time to time. The Company has agreed to pay an aggregate of $12,500 per month for such services commencing on the effective date of the Offering.

The Initial Stockholders and the holders of the Private Units (or underlying securities) will be entitled to registration rights with respect to the founding shares and the Private Units (or underlying securities) pursuant to a registration rights agreement signed in connection with the Offering. The holders of the majority of the Initial Shares (defined below) are entitled to demand that the Company register these shares at any time commencing three months prior to the first anniversary of the consummation of a Business Combination. The holders of the Private Units (or underlying securities) and Cantor are entitled to demand that the Company register these securities at any time after the Company consummates a Business Combination. In addition, the Initial Stockholders and holders of the Private Units (or underlying securities) have certain “piggy-back” registration rights on registration statements filed after the Company’s consummation of a Business Combination.

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Harmony Merger Corp.

Notes to the Financial Statements

Note 7 —Stockholders’ Equity

Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s board of directors.

As of March 27, 2015, there are no shares of preferred stock issued or outstanding.

Common Stock

The Company is authorized to issue 27,500,000 shares of common stock with a par value of $0.0001 per share.

In connection with the organization of the Company, a total of 2,875,000 shares of the Company’s shares of common stock were sold to the Initial Stockholders at a price of approximately $0.01 per share for an aggregate of $25,000. Effective November 7, 2014, the Company’s Board of Directors authorized a stock dividend of approximately 0.05 shares of common stock for each outstanding share of common stock.

The Initial Stockholders’ 3,026,250 shares (“Initial Shares”) were placed into an escrow account on the closing of the Offering. Subject to certain limited exceptions, these shares will not be released from escrow until with respect to 50% of the shares, the earlier of one year after the date of the consummation of an initial Business Combination and the date on which the closing price of the common stock exceeds $12.50 per share for any 20 trading days within a 30-trading day period following the consummation of an initial Business Combination and, with respect to the remaining 50% of the shares, one year after the date of the consummation of an initial Business Combination, or earlier if, subsequent to the Company’s initial Business Combination, the Company consummates a subsequent liquidation, merger, share exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property. Pursuant to letter agreements executed with the Company and the underwriter, the Initial Stockholders have waived their right to receive distributions with respect to their Initial Shares upon the Company’s redemption of 100% of the outstanding public shares held by the Public Stockholders.

As of March 27, 2015, 15,084,750 shares of common stock were issued and outstanding.

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